TAXES ON INCOME	12 Months Ended
Dec. 31, 2014
TAXES ON INCOME [Abstract]
TAXES ON INCOME

NOTE 14:-     TAXES ON INCOME

 a.        Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law"):

1.     Beneficiary enterprise:

The Parent has production facilities in Israel qualified as "Beneficiary Enterprises" in accordance with the Law, as amended in 2005, which provides certain tax benefits to investment programs of an "Approved Enterprise" or "Beneficiary Enterprise." The Parent's first Beneficiary Enterprise was converted from a previously "Approved Enterprise" program pursuant to the approval of the Israel Tax Authority that the Parent received in September 2006. In the past, certain of the Parent's production facilities were granted approved enterprise status pursuant to the Law; however, the benefit periods for such approved enterprises expired in 2005. Additionally, the Parent has elected 2012 as the year of election.

The income generated by the "Beneficiary Enterprise" is exempt from tax over a period of two years, beginning with the year in which the Parent first had taxable income. The period of tax benefit of the first Beneficiary Enterprise has not yet commenced and will expire not later than 2016. The period of tax benefit of the second beneficiary enterprise has not yet commenced and will expire not later than 2023. The benefits are contingent upon compliance with the terms of the Encouragement Law (export rate, etc.). The Parent is currently in compliance with these terms.

A company having a Beneficiary Enterprise that distributes a dividend from exempt income, will be required in the tax year of the dividend distribution to pay company tax on the amount of the dividend distributed (including the company tax required as a result of the distribution) at the tax rate that would have been applicable to it in the year the income was produced if it had not been exempt from tax. The Parent did not have exempt income from the above "Beneficiary Enterprise".

2.         Amendment to the Law:

On December 29, 2010 the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments – 1959 (hereinafter – "the Amendment"). The Amendment is effective from January 1, 2011 and its provisions apply to preferred income derived or accrued in 2011 and thereafter by a preferred company, per the definition of these terms in the Amendment.

Companies can choose not to be included in the scope of the amendment to the Encouragement Law and to stay in the scope of the law before its amendment until the end of the benefits period of its approved/beneficiary enterprise. The 2012 tax year was the last year companies could have chosen as the year of election, providing that the minimum qualifying investment began in 2010.

The Amendment provides that only companies in Development Area A will be entitled to the grants track and that they will be entitled to receive benefits under this track and under the tax benefits track at the same time. In addition, the existing tax benefit tracks were eliminated (the tax exempt track, the "Ireland" track and the "Strategic" track) and two new tax tracks were introduced in their place, a preferred enterprise and a special preferred enterprise, which mainly provide a uniform and reduced tax rate for all the company's income entitled to benefits, such as: for a preferred enterprise – in the 2011-2012 tax years – a tax rate of 10% for Development Area A and of 15% for the rest of the country, in the 2013-2014 tax years – a tax rate of 7% for Development Area A and of 12.5% for the rest of the country, and as from the 2015 tax year – 6% for Development Area A and 12% for the rest of the country. On August 5, 2013 the Knesset passed the Law for the Change in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) – 2013, which cancelled the planned tax reduction so that as from the 2014 tax year the tax rate on preferred income will be 9% for Development Area A and 16% for the rest of the country.

The Amendment also provides that no income tax will apply to a dividend distributed out of preferred income to a shareholder that is a company, for both the distributing company and the shareholder. A tax rate of 15% shall apply to a dividend distributed out of preferred income to an individual shareholder or foreign resident, subject to double taxation prevention treaties. The Law for the Change in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) – 2013 raised to 20% the tax rate on a dividend distributed to an individual and foreign resident out of preferred income as from January 1, 2014.

Furthermore, the Amendment provides relief with respect to the non-payment of tax on a dividend received by an Israeli company from profits of an approved/alternative/beneficiary enterprise that accrued in the benefits period according to the version of the law before its amendment, if the company distributing the dividend notifies the tax authorities by June 30, 2015 that it is applying the provisions of the Amendment and the dividend is distributed after the date of the notice (hereinafter – "the relief"). Furthermore, a distribution from profits of the exempt enterprise will be subject to tax by the distributing company.

The Parent complies with the conditions provided in the amendment to the Law for the Encouragement of Capital Investments for inclusion in the scope of the tax benefits track. The Parent intends to implement the Amendment in future tax years. Therefore, the deferred tax balance as of December 31, 2013 was calculated based on the rate provided by the Amendment.

 b.        Corporate tax rate:

Presented hereunder are the tax rates relevant to the Parent in the years 2012-2014:
2013 and 2012 - 25%, 2014 - 26.5%.

On August 5, 2013, the Knesset passed the Law for the Change in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) - 2013, by which, inter alia, the corporate tax rate would be raised by 1.5% to a rate of 26.5% as from 2014.

Current taxes for the reported periods are calculated according to the tax rates presented above.

 c.        Tax losses and tax credits carryforwards:

As of December 31, 2014, the Parent's tax loss carryforwards were approximately $ 14.1 million of operating losses and $ 4.2 million of capital losses and Kubatronik's tax loss carryforwards were Euro 1.5 million ($ 1.8 million) for corporate tax and Euro 1.5 million ($ 1.8 million) for municipal corporate tax. Additionally, the Parent's tax credits carryforward was $ 869.

The Parent's tax loss carryforward and tax credits carryforward do not have expiration dates. Kubatronik's tax loss carryforward may be subject to restrictions if a change of control in Kubatronik occurs.

 d.        Income tax assessments:

The Parent files its income tax return in Israel. Kubatronik and Eltek Europe file their income tax returns in Germany and Eltek USA files its income tax return in the United States.

In Israel, the Parent has received final tax assessments through the 1995 tax year. Assessments through the 2009 tax year are considered final due to statute of limitations. The Israeli tax returns of the Parent may be audited by the Israeli Tax Authorities for the tax years beginning in 2010.

Kubatronik and Eltek Europe have received final tax assessments through the 2010 tax year. The tax returns of Kubatronik and Eltek Europe remain subject to audit for the tax years beginning in 2011. The tax returns of Eltek USA remain subject to audit for the tax years beginning in 2009.

The Parent's other foreign subsidiaries have not yet received any final tax assessments since their incorporation.

 e.         Profit before tax and income tax expense (benefit) included in the consolidated statements of comprehensive income:

	Year ended December 31,
	2014	2013	2012

	US Dollars in thousands

Profit(loss) before income tax expense:
Israel	(483)	782	495
Foreign jurisdictions	(738)	24	253
	(1,221)	806	748

Current tax expense (benefit):
Israel	-	(41)	-
Foreign jurisdictions	19	78	52

	19	37	52

Deferred taxes:	1,581	(3,079)	-
Israel	34	67	-
Foreign jurisdictions
	1,615	(3,012)	-

Income tax expense (benefit)	1,634	(2,975)	52

The deferred tax assets utilized in 2013 and 2012 were $ 299,000 and $ 1.1 million respectively.

 f.         Reconciliation of the theoretical income tax expense (benefit) to the actual income tax expense:

A reconciliation of the theoretical income tax expense (benefit), assuming all income is taxable at the statutory rates applicable in Israel, and the actual income tax expense, is as follows:

	Year ended December 31,
	2014	2013	2012

	US Dollars in thousands

Profit (loss) before income tax expense (benefit) as reported in the consolidated statements of comprehensive income	(1,221)	806	748

Statutory tax rates	26.5%	25%	25%

Theoretical tax expense calculated	(324)	202	187

Other	182	(118)	15
Changed in liability for undistributed income of subsidiaries	29	132	-
Change in valuation allowance	1,724	(2,540)	1,095
Loss on investment in subsidiaries	-	-	(1,098)
Adjustment to net loss carryforward	-	142
Change in effective corporate tax rates	-	(757)	-
Tax benefit arising from "Beneficiating and Preferred enterprises" (*)	40	(70)	(146)
Foreign tax rate differential in subsidiaries	(17)	34	(1)

Total	1,958	(3,177)	(135)

Income tax expense (benefit)	1,634	(2,975)	52

(*)	Net earnings per share - amounts of the benefit resulting from the Approved and Preferred Enterprises: 2014 - $0.01 2013- $ 0.01, 2012- $ 0.02.

 g.        Deferred tax assets and liabilities:

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for income tax purposes.  Significant components of the Company's deferred tax liabilities and assets are as follows:

	December 31,
	2014	2013

	US Dollars in thousands

Deferred tax assets:

Net operating loss carryforwards (in Israel)	2,532	2,543
Net operating loss carryforwards (outside Israel)	530	343
Capital loss carryforwards (in Israel)	1,113	1,252
Severance benefits	29	32
Provision for vacation pay	199	280
Tax credit carryforward	869	952
Allowance for doubtful accounts	10	13

Total gross deferred tax assets	5,282	5,415

Less valuation allowance	(3,319)	(1,595)

Net deferred tax assets	1,963	3,820

Deferred tax liabilities:
Undistributed income of subsidiaries	(29)	(134)

Fixed assets - differences in depreciation	(721)	(635)

Total gross deferred tax liabilities	(750)	(769)

Net deferred tax assets	1,213	3,051

Deferred tax assets, short-term (in other current assets)	157	188

Deferred tax assets, long-term	1,056	2,863

Despite the Company's accumulated profits in Israel during the years ended December 31, 2014 and 2013, the Company recorded a full valuation allowance for deferred tax assets with respect to its deferred tax assets in Israel due to uncertainty about its ability to utilize such losses in the future.

During the year ended December 31, 2014 the Company  recorded a tax expense of $1.6 million compared to a tax benefit of $3 million in 2013. In 2014 the Company reduced certain of its deferred tax assets due to changes in the PCB market conditions and increased  uncertainty about its ability to utilize these tax assets in the foreseeable future. Such uncertainty results from a reduced demand for the Company's products, a change in the PCB buying patterns by domestic military customers, which shifted  some PCB acquisitions overseas, increased competition coupled  with reduced prices in the local market, on-going manufacturing challenges, and the possible devaluation of the US Dollar against the NIS, all of which may adversely affect the Company's future profitability. Other tax expenses in 2014 were attributable to subsidiaries in the United States and Germany.In 2013, the Parent determined that the deferred tax assets were more-likely–than-not to be realized in future years, based on three years of consistent profits. Accordingly, the Company reversed the valuation allowance, in the amount of $ 2.5 million. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making this assessment. The valuation allowance for deferred tax assets as of December 31, 2014 and 2013, was $3,319 and $ 1,595 respectively. The net change in the total valuation allowance for each of the years ended December 31, 2014, 2013 and 2012, was an increase (decrease) of $1,724, $(2,540) and $1,095, respectively.

Certain comparative figures in Note 14F and 14G have been changed to reflect changes in the deferred tax assets and liabilities and related valuation allowance.

 h.        Accounting for uncertainty in income taxes:

For the twelve-month periods ended December 31, 2014, 2013 and 2012, the Company did not have any unrecognized tax benefits and thus, no interest and penalties related to unrecognized tax benefits were recorded. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.